                                  SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

| |     Preliminary Information Statement   |_|  Confidential, for use of the Commission
                                                 only (as permitted by Rule 14c-5(d)(2))
|X|     Definitive Information Statement


          MORGAN GRENFELL INVESTMENT TRUST (File Nos. 33-68704, 811-08006)
               -----------------------------------------------------
                 Names of Registrant as Specified in Its Charter

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_|      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                                                             December 3, 1999
Dear Shareholder:

     On December 2, 1999, the majority shareholders of the Morgan Greenfell European Equity Growth Fund approved a change of the Fund's investment adviser from Deutsche Asset Management Investment Services Limited to Deutsche Asset Management, Inc. Those shareholders have also approved a new investment policy that would allow the Fund to invest all of its investable assets in a master portfolio. Enclosed is further information relating to these changes.

     Important information about the changes:

     - There is no effect on the number of shares you own or the value of those shares.

     - The investment objective and policies of the Fund have generally not changed.

     In addition to the advisory agreement and investment policy, shareholders are also being informed of other changes in the enclosed Information Statement. The Trustees of the Fund believe these proposals are important and recommend that you read the enclosed materials carefully. No action on your part is required.

                                            Sincerely,


                                            /s/ Daniel O. Hirsch
                                            Daniel O. Hirsch

                                            Secretary
                                            Morgan Grenfell Investment Trust

                   MORGAN GRENFELL EUROPEAN EQUITY GROWTH FUND
                 (A SERIES OF MORGAN GRENFELL INVESTMENT TRUST)
                                885 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                            TELEPHONE: (800) 550-6426

                              INFORMATION STATEMENT

                               GENERAL INFORMATION


This information statement is being distributed by the Trustees of Morgan Grenfell Investment Trust (the "Trust") to inform you that the Majority Shareholders (as defined below) of Morgan Grenfell European Equity Growth Fund (the "Fund"), a series of the Trust, voted by written consent to:

(1) Approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Deutsche Asset Management, Inc.;

(2) Adopt and implement a new investment policy to authorize the Fund to invest all of its investable assets in a specific corresponding series (the "Portfolio") of an open-end management investment company (the "Portfolio Trust"), having substantially the same investment objective, policies and restrictions as the Fund; and

(3) Authorize the Trust to vote, on behalf of the Fund, as a holder of an interest in the Portfolio to:

     (A)  elect Trustees of the Portfolio Trust;
     (B) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Portfolio Trust; and
     (C) approve the investment advisory agreement between the Portfolio Trust, on behalf of the Portfolio, and its investment adviser, Deutsche Asset Management, Inc.

The written consent will be effective on or about December 23, 1999. This information statement is being mailed to shareholders of record on or about December 3, 1999.

The Trustees have set November 29, 1999 (the "Record Date") as the record date for determining the number of shares and the shareholders of the Fund entitled to give written consent and to receive this information statement. The Fund offers two classes of shares: Institutional shares and Service shares, which are both offered to the public without a sales charge. On the Record Date there were 46,445 Institutional shares and no Service shares of the Fund outstanding. Holders of 26,877 shares or approximately 57.9% of the outstanding Institutional shares (the "Majority Shareholders") have consented in writing to the proposals described in this information statement. As a result, these proposals were approved as required by applicable law and no further votes or consents are needed.

THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

To the Trust's knowledge, on the Record Date the Trustees and officers of the Trust owned less than 1% of the Fund's outstanding shares. Information concerning the Majority Shareholders and the shareholders who were known to be the beneficial owners of more than 5% of the Fund's shares as of the Record Date is set forth below.

-------------------------------------------------------------------------------------------------------------
Name and Address of Beneficial Owner                      Number of Shares          Percent of Fund's
                                                          Beneficially Owned        Outstanding Shares
-------------------------------------------------------------------------------------------------------------
National Investor Services Corp. for the                         16,003                    34.5%
benefit of its customers
55 Water Street, Floor 32
New York, NY  10041-3299
-------------------------------------------------------------------------------------------------------------
Robert L. Reiner*                                                 7,905                    17.0%
666 Greenwich Street, Apt. 822
New York, NY  10014
-------------------------------------------------------------------------------------------------------------
Caroline E. Altmann*                                              7,905                    17.0%
153 Mercer Street, Apt. 5
New York, NY  10012
-------------------------------------------------------------------------------------------------------------
Michael Levy & Jeffry Vonwald JTWROS*                             7,905                    17.0%
P.O. Box 220
Croton Hudson, NY  10520
-------------------------------------------------------------------------------------------------------------
Ross C. Youngman                                                  3,162                     6.8%
155 W. 68th Street, Apt. 930
New York, NY  10023
-------------------------------------------------------------------------------------------------------------
Julie Wang*                                                       3,162                     6.8%
188 E. 76th Street, Apt. 10B
New York, NY  10021
-------------------------------------------------------------------------------------------------------------

* A Majority Shareholder consenting to the proposals described in this Information Statement.

Under the Investment Company Act of 1940, as amended (the "1940 Act"), Proposals 1 and 2 required the approval by a "vote of a majority of the outstanding voting securities" of the Fund, which is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the fund entitled to vote thereon.

Approval of Proposals 3(A) and 3(B) required the affirmative vote of a majority of the outstanding interests in the Portfolio Trust. Approval of Proposal 3(C) required a "vote of a majority of the outstanding voting securities," as defined above, of the Portfolio.

All of the proposals were approved on November 18, 1999 by the Board of Trustees of the Trust, including a majority of those Trustees who are not "interested persons" or affiliates (as defined in the 1940 Act) of any party to the proposals (the "Independent Trustees"). The Trustees unanimously determined to submit the proposals for consideration by the shareholders of the Fund. The Majority Shareholders approved the proposals by written consent.

A copy of the Fund's Annual Report for the most recent fiscal year for which it is available and a copy of the Fund's Semi-Annual Report for any subsequent period are available without charge upon request and may be obtained by calling 1-800-550-6426 or by writing the Trust at the address above.

                                   PROPOSAL 1
                   APPROVE A NEW INVESTMENT ADVISORY AGREEMENT
                  BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND
                         DEUTSCHE ASSET MANAGEMENT, INC.

The Trustees of the Trust and the Majority Shareholders have each approved a new investment management contract between the Trust, on behalf of the Fund, and Deutsche Asset Management, Inc. Effective on or about December 23, 1999, Deutsche Asset Management, Inc. ("DAMI" or the "Adviser"), 855 Third Avenue, New York, New York, 10022, is expected to serve as investment adviser to the Fund pursuant to an investment advisory agreement (the "Proposed Advisory
Agreement") between the Adviser and the Trust to manage the Fund's investments and affairs subject to the supervision of the Trustees of the Trust. DAMI is a Delaware corporation and is a registered investment adviser under the Investment Advisers Act of 1940. DAMI is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The Adviser provides a full range of investment advisory services to institutional clients. As of September 30, 1999, the Adviser managed approximately $17.2 billion in assets for various individual and institutional accounts, including the Morgan Grenfell SMALLCap Fund, Inc., a registered, closed-end investment company for which it acts as investment adviser.

Pursuant to a management contract (the "Current Management Contract") between the Trust, on behalf of the Fund, and Deutsche Asset Management Investment Services Limited ("DAMIS"), DAMIS currently serves as the Fund's investment adviser. DAMIS is an affiliate of DAMI and an indirect, wholly-owned subsidiary of Deutsche Bank AG. The Current Management Contract was initially approved by the Board, including a majority of the Independent Trustees. The date of the Current Management Contract is January 3, 1994 and it was most recently approved by the Fund's Trustees on November 18, 1999.

At a meeting held on November 18, 1999, the Trustees, including a majority of the Independent Trustees, also approved the Proposed Advisory Agreement. In recommending that the shareholders of the Fund approve the Proposed Advisory Agreement, the Trustees considered and evaluated, among other things, the staff and professional personnel of the Adviser, comparative fees charged to other investment companies by other investment advisers; comparative performance results; and expense ratio data comparing the Fund with other investment companies of similar size and with similar investment objectives. The Trustees conducted a review of the various documents, reports and other materials submitted to them by the Adviser, information that they were familiar with as Trustees, and information obtained from independent sources such as Lipper, Inc.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

The terms of the Proposed Advisory Agreement and the Current Management Contract are substantially similar. A comparison of the terms of the Proposed Advisory Agreement to the Current Management Contract is presented below. The adoption of the Proposed Advisory Agreement will not result in an increase in the advisory fee paid by the Fund.

The following description of the terms of the Proposed Advisory Agreement is qualified in its entirety by reference to the copy attached to this information statement as Exhibit A.

---------------------------------------- -------------------------------------- --------------------------------------
                                              CURRENT MANAGEMENT CONTRACT            PROPOSED ADVISORY AGREEMENT
---------------------------------------- -------------------------------------- --------------------------------------
Adviser                                  Deutsche Asset Management Investment   Deutsche Asset Management, Inc.
                                         Services Limited
---------------------------------------- -------------------------------------- --------------------------------------
Advisory services                        Subject to the supervision of the Trustees, the Adviser provides a continuous investment program for the Fund, including investment research and management.
---------------------------------------- -----------------------------------------------------------------------------
Compensation                             The Adviser will receive compensation at an annual rate equal to 0.70% of the average daily net assets of the Fund.
                                         -----------------------------------------------------------------------------
                                         The advisory fee is computed monthly   The advisory fee is computed daily
                                         and paid monthly.                      and paid monthly.
                                         -------------------------------------- --------------------------------------
                                         The Adviser has voluntarily agreed to limit the aggregate annual operating expenses of the Fund (excluding brokerage commissions, taxes and extraordinary expenses) on Institutional shares to 1.25% and on Service shares to 1.50%.
---------------------------------------- -------------------------------------- --------------------------------------
Expenses                                 The Adviser will pay (i) Trustee       The Adviser will pay all expenses
                                         fees for any Trustee affiliated with   incurred by it in connection with
                                         the Adviser and (ii) any expenses      its activities under the agreement,
                                         not specifically assumed by the        except brokerage commissions
                                         Trust.                                 incurred in purchasing securities
                                                                                for the Fund.
                                         The Trust specifically assumes a
                                         number of expenses including, among    Although the contract provisions
                                         other things, expenses related to      differ in terminology, it is not
                                         overhead, the Fund's auditors,         contemplated there will be any
                                         printing of annual reports and proxy   difference in the expenses charged.
                                         statements and payment of
                                         registration expenses.
---------------------------------------- -------------------------------------- --------------------------------------



---------------------------------------- -------------------------------------- --------------------------------------
                                              CURRENT MANAGEMENT CONTRACT            PROPOSED ADVISORY AGREEMENT
---------------------------------------- -------------------------------------- --------------------------------------
Standard of care                         The Adviser shall not be liable for any loss, error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.
---------------------------------------- -----------------------------------------------------------------------------
Indemnification                          The agreement does not contain any     The Adviser is indemnified against
                                         indemnification provision.             liability and reasonable expenses
                                                                                incurred in connection with any claim,
                                                                                action or suit in which it is involved by
                                                                                virtue of its being the Adviser of the
                                                                                Fund, unless the Adviser is found to have
                                                                                breached the standard of care described
                                                                                above.
---------------------------------------- -------------------------------------- --------------------------------------
Term                                     The initial term of the agreement is two years; with renewals from year to year thereafter.
---------------------------------------- -------------------------------------- --------------------------------------
Termination                              The agreement may be terminated by     The agreement may be terminated by
                                         either party on 60 days' written       the Fund on 60 days' or by the
                                         notice.                                Adviser on 90 days' written notice
---------------------------------------- -------------------------------------- --------------------------------------

ADVISORY FEES AND EXPENSE LIMITATION. The rate at which the advisory fee is payable by the Fund under the Proposed Advisory Agreement is the same as the rate at which the advisory fee is payable by the Fund under the Current Management Contract. The advisory fee under the Current Management Contract is payable by the Fund at a rate equal on an annual basis to 0.70% of the Fund's average daily net assets. The fee is computed monthly and paid monthly. For the fiscal year ended October 31, 1999, the advisory fee paid by the Fund amounted to $312,589 which represented 0.70% of the Fund's average daily net assets.*

The advisory fee under the Proposed Advisory Agreement will be payable monthly by the Portfolio at a rate equal on an annual basis to 0.70% of the Portfolio's average daily net assets.

DAMI, like DAMIS, has voluntarily agreed to limit the aggregate annual operating expenses of the Fund (excluding brokerage commissions, taxes and extraordinary expenses) on Institutional shares to 1.25% and on Service shares to 1.50%. In the absence of this agreement, Management Fees and Total Operating Expenses are estimated to be approximately 0.70% and 30.82%, respectively. DAMI will enter into supplemental contracts obligating it to maintain the expense limitations described above at no less than the current level for a fixed period that expires approximately one year from the effective date of the Fund's next prospectus (on or about March 1, 2001). When the supplemental contract expires, DAMI may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

PORTFOLIO MANAGEMENT

Michael Levy will serve as the Fund's lead portfolio manager. Mr. Levy will be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Levy is a Managing Director of Bankers Trust Company and co-lead manager of International Equity Portfolio, which invests a substantial portion of its assets in European equities. Mr. Levy joined Bankers Trust in 1993 and is the firm's international equity strategist, overseeing the design and implementation of the firm's proprietary international stock selection process. Currently, a committee made up of investment professionals and analysts employed by DAMIS makes all of the Fund's investment decisions. Mr. Levy intends to manage the Fund with generally the same investment strategy as that currently employed by the investment committee.

Caroline Altmann will serve as co-portfolio manager of the Fund. Ms. Altmann is a Director of Bankers Trust and an analyst specializing in Europe, Japan and the financial services industry. Ms. Altmann joined Bankers Trust in 1999. Prior to 1999, Ms. Altmann was a portfolio manager with Clay Finlay, Inc.

Clare Brody will serve as co-portfolio manager of the Fund. Ms. Brody is a Vice President of Bankers Trust and portfolio manager for International Collective Investment Fund. Ms. Brody joined Bankers Trust in 1993 and specializes in European markets.

Matthias Knerr will serve as co-portfolio manager of the Fund. Mr. Knerr is an Assistant Vice President of Bankers Trust and a portfolio manager specializing in European markets. Mr. Knerr joined Bankers Trust in 1995.

* All figures presented in this Information Statement are unaudited.

Affiliations of the officers of the Trust and DAMI are shown in Exhibit B. The names, business addresses and principal occupations of the current directors and chief executive officer of DAMI are set forth in Exhibit C.

PAYMENT TO AFFILIATES

The Fund currently retains the services of DAMI under an administration agreement. Under the administration agreement, DAMI provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services, DAMI receives compensation at a rate equal on an annual basis to 0.30% of the Fund's average daily net assets.

Since November 23, 1999, the Fund has retained the services of Investment Company Capital Corporation, an affiliate of DAMI, under a transfer agency agreement. Under the transfer agency agreement, Investment Company Capital Corporation will maintain shareholder accounts and make periodic reports to the Trust's Board of Trustees concerning the operations of the Fund.

                                   PROPOSAL 2
                 TO ADOPT AND IMPLEMENT A NEW INVESTMENT POLICY
            TO AUTHORIZE THE FUND TO ADOPT A MASTER-FEEDER STRUCTURE

The Trustees of the Trust and the Majority Shareholders have each approved the adoption and implementation of a new investment policy for the Fund and an amendment of the Fund's fundamental investment restrictions to permit the Fund to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure and to invest all of its investable assets ("Investable Assets") in the DP European Equity Portfolio (the "Portfolio"). The Portfolio, a series of DP Trust (the "Portfolio Trust"), will have substantially the same investment objective, policies and restrictions as the Fund. Because the Majority Shareholders have approved the proposal, the Trustees intend to invest all of the Fund's Investable Assets in the Portfolio, thereby converting the Fund to the master-feeder structure.

In the master-feeder fund structure, the Fund would seek to achieve its investment objective by investing in the Portfolio, rather than through investing directly in securities. The Portfolio in turn would invest in securities in accordance with its investment objective, policies and restrictions. Interests in the Portfolio are not available for purchase directly by members of the general public.

The Portfolio Trust is a New York trust registered as an open-end management investment company under the 1940 Act. As approved by the Majority Shareholders in Proposal 1, Deutsche Asset Management, Inc. ("DAMI" or the "Adviser") will serve as the Fund's investment adviser effective December 24, 1999 and, after the implementation of the master feeder structure, will serve as the Portfolio's investment adviser.

As required by applicable law or the Trust's Declaration of Trust, the Majority Shareholders have approved this Proposal, which will authorize the Trustees of the Trust to implement the Fund's conversion to the master-feeder fund structure.

The officers of the Fund expect to implement the Fund's conversion to the master-feeder fund structure by causing the Fund to exchange all of its Investable Assets (securities and cash) as well as certain other assets (including receivables for securities sold and interest on securities) for an interest in the Portfolio. The value of a shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Fund may fluctuate thereafter.

The Trustees intend to convert the Fund to the master-feeder fund structure during the first half of the year 2000.

MODIFICATION OF FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Certain of the Fund's existing fundamental investment restrictions, such as those limiting investments by the Fund in a single issuer, presently prevent the Fund from using a master-feeder structure. To provide the Fund with the flexibility to use a master-feeder structure, the Board of Trustees has approved a modification to the Fund's investment restrictions by adding the following new investment policy to the fundamental investment restrictions of the Fund:

"Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund."

This additional investment policy would also apply to any non-fundamental investment policies or restrictions of the Fund which would otherwise preclude the Fund being part of a master-feeder structure.

THE MASTER-FEEDER STRUCTURE

THE INVESTMENT ADVISER AND ADMINISTRATOR. To the extent that the Fund invests all of its Investable Assets in the Portfolio, the Fund would no longer directly require investment advisory services. For this reason, once the Fund invests all of its Investable Assets in the Portfolio, the Fund will terminate its investment advisory agreement with the Adviser. The investment advisory function will then be performed by the Adviser under an investment advisory contract with the Portfolio Trust. The Fund will, therefore, indirectly bear its proportionate share of the advisory fees paid by the Portfolio pursuant to its investment advisory agreement with the Adviser rather than pay the Adviser directly for advisory services.

Pursuant to the Portfolio's investment advisory agreement, the Adviser will be paid a fee at the same rate and calculated in the same manner as the fee currently being paid by the Fund.

Upon exchange of its Investable Assets for interests in the Portfolio, the Fund will retain the services of DAMI under an administration agreement. Under the administration agreement, DAMI would provide the Fund with general office facilities and supervise the overall administration of the Fund. For these services, DAMI receives compensation at a rate equal on an annual basis to 0.30% of the Fund's average daily net assets.

NET ASSET VALUE. Like the Fund, the Portfolio determines its net asset value on each day on which the New York Stock Exchange is open. The net asset value is determined as of the close of regular trading on the New York Stock Exchange. The Portfolio's net asset value is computed by determining the value of the Portfolio's total assets (the securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including accrued expenses).

The Fund's net asset value is determined at the same time and on the same days that the net asset value of the Portfolio is calculated. The Fund's net asset value per share is calculated by determining the value of the Fund's assets (e.g., its investment in the Portfolio and other assets), subtracting all of the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time.

VOTING RIGHTS. Interests in the Portfolio Trust are fully paid and non-assessable. The Portfolio Trust normally will not hold meetings of holders of such interests except as required under the 1940 Act. The
Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office have been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and are qualified. Holders holding a specified percentage of interests in the Portfolio Trust may call a meeting of holders in the Portfolio Trust for the purpose of removing any Trustee. A Trustee of the Portfolio Trust may be removed upon the affirmative vote of two-thirds of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires the Portfolio Trust to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio. Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders that voted at the Fund meeting. Fund shareholders who do not vote at the Fund meeting will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund's shareholders who do, in fact, vote.

Subject to applicable statutory and regulatory requirements, the Fund would not be required to request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio that is not required to be voted on by shareholders of the Fund would nonetheless be voted on by the Trustees of the Trust.

INTEREST HOLDER LIABILITY. Investments in the Portfolio may not be transferred, but a holder may withdraw all or any portion of its investment at any time at net asset value. Each holder in the Portfolio, including the Fund, will be liable under the Portfolio Trust's declaration of trust for the obligations of the Portfolio only up to the amount of its interest in the Portfolio. However, because the Portfolio Trust's declaration of trust disclaims holder liability and provides for indemnification against such liability, the risk of a holder in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that the Fund would experience liability from the new investment structure itself. In any event, shareholders of the Fund will continue to remain shareholders of a Delaware business trust, and the Delaware business trust statute provides that the liabilities of shareholders of a Delaware business trust is limited to the same degree as that of shareholders of a corporation.

COMPARATIVE EXPENSES

The following table shows the annual expenses for the Fund for the fiscal year ended October 31, 1999, estimated expenses under a revised expense limitation in effect beginning on or about December 23, 1999 for the Fund and a pro forma adjustment thereof assuming that the Fund had invested all of its Investable Assets in the Portfolio for the six month period then ended. The pro forma adjustment includes the estimated costs of operating the Fund in the master-feeder fund structure. The pro forma adjustment assumes that: (i) there were no holders of interests in the Portfolio other than the Fund; (ii) the average daily net assets of the Fund and the Portfolio were equal to the actual average daily net assets of the Fund during the period and (iii) that the average daily net assets invested by the Fund in the Portfolio were $44,724,551.

---------------------------------------- ------------------------- ----------------------- -------------------------
                                           AVERAGE ANNUAL FUND       ESTIMATED AVERAGE
                                          OPERATING EXPENSES (AS   ANNUAL FUND OPERATING      AGGREGATE PRO FORMA
                                              OF 10/31/99)(1)             EXPENSES(2)             EXPENSES(3)
---------------------------------------- ------------------------- ----------------------- -------------------------
                                         Institutional   Service   Institutional  Service  Institutional  Service
                                            shares       shares       shares      shares      shares       shares
---------------------------------------- ------------- ----------- -------------- -------- -------------- ----------
Management Fees                          0.70%         0.70%       0.70%          0.70%    0.70%          0.70%
---------------------------------------- ------------- ----------- -------------- -------- -------------- ----------
Administrative Fees                      0.30%         0.30%       0.30%          0.30%    0.30%          0.30%
---------------------------------------- ------------- ----------- -------------- -------- -------------- ----------
12b-1 Distribution or Service Expenses   none          0.25%       none           0.25%    none           0.25%
---------------------------------------- ------------- ----------- -------------- -------- -------------- ----------
Other Expenses                           (0.10)%*      (0.10)%*    0.25%*         0.25%*   0.25%*         0.25%*
---------------------------------------- ------------- ----------- -------------- -------- -------------- ----------
Total Operating Expenses                 0.90%*        1.15%*      1.25%*         1.50%*   1.25%*         1.50%*
---------------------------------------- ------------- ----------- -------------- -------- -------------- ----------

(1) For the fiscal year ended October 31, 1999 DAMIS voluntarily agreed to limit the Fund's total operating expenses on Institutional shares to 0.90% and on Service shares to 1.15%.

(2) Effective on or about December 23, 1999, the limits on the Fund's total operating expenses will be 1.25% on Institutional share and 1.50% on Service shares.

(3) Pro forma expenses show the projected annual expenses after the conversion to master-feeder structure.

* After expense limitation.  See "Expense Limitation" below.

EXPENSE LIMITATION. DAMI has voluntarily agreed to limit the Portfolio's total operating expenses on Institutional shares to 1.25% and on Service shares to 1.50%. In the absence of this agreement, based on the Fund's net assets at October 31, 1999, the Management Fee is estimated to be, on a pro forma basis approximately 0.70% and the Total Operating Expenses of Institutional and Service shares are estimated to be, on a pro forma basis, 30.82% and 31.07%, respectively. DAMI will enter into supplemental contracts obligating it to maintain the expense limitations described above at no less than the current level for a fixed period that expires approximately one year after the effective date of the Fund's next prospectus (on or about March 1, 2001). When the supplemental contract expires, DAMI may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

EXAMPLE:

Hypothetically assume that the Fund's annual return is 5% and that its total operating expenses are exactly as described in the column captioned "Aggregate Pro Forma Expenses." For every $10,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

-------------- ----------------------- ----------------------- ----------------------- -----------------------------
                       1 year                 3 years                 5 years                    10 years
               ----------------------- ----------------------- ----------------------- -----------------------------
               Institutional  Service   Institutional Service   Institutional Service   Institutional     Service
                  shares      shares      shares      shares      shares      shares      shares          shares
-------------- ------------- --------- ------------- --------- ------------- --------- -------------- --------------
CURRENT        $ 127         $ 153     $ 397         $ 474     $ 686         $ 818     $ 1,511        $ 1,791
STRUCTURE*
-------------- ------------- --------- ------------- --------- ------------- --------- -------------- --------------
PRO FORMA      $ 127         $ 153     $ 397         $ 474     $ 686         $ 818     $ 1,511        $ 1,791
-------------- ------------- --------- ------------- --------- ------------- --------- -------------- --------------

* Assumes expenses under a revised expense limitation in effect beginning on or about December 23, 1999.

The purpose of the table is to assist shareholders in understanding the various costs and expenses that a shareholder in the Fund will bear directly and indirectly both under the current structure and on a pro forma basis in the master-feeder structure. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown.

If the Fund is converted to the master-feeder structure, the Fund would receive the same administrative services under the master-feeder structure at the same fees as are currently provided to the Fund. Under the Proposed Advisory Agreement, the Fund would receive the same investment advisory services at the same fee rates as are currently provided to the Fund. The Proposed Advisory Agreement would, however, be between the Adviser and the Portfolio, rather than the Trust.

If the Fund is converted to the master-feeder fund structure, actual Total Operating Expenses to be incurred may vary from the pro forma Total Operating Expenses indicated above due to changes in the Fund's and the Portfolio's expenses and net asset value between October 31, 1999 and the conversion date. Assuming that the Fund was the only holder of an interest in the Portfolio and that the Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been approximately the same on a pro forma basis as the actual net asset value, distributions and net investment income per share of the Fund during the period indicated.

TAX CONSIDERATIONS

The Trust anticipates that its contribution of the Fund's Investable Assets to the Portfolio in exchange for an interest in the Portfolio in the manner contemplated will not result in the recognition of gain or loss to the Fund for federal income tax purposes.

As a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing and other requirements imposed by the Code. The Portfolio is organized and intends to conduct its operations in a manner such that (i) it also will not be required to pay any federal income or excise taxes and (ii) the Fund, by investing all of its Investable Assets in the Portfolio, will be able to continue to qualify as a regulated investment company under the Code.

DESCRIPTION OF THE PORTFOLIO

The Portfolio Trust is a no-load, open-end management investment company registered under the 1940 Act. The Portfolio Trust was organized as a master trust fund under New York law on November 18, 1999. The investment objective of the Portfolio, a series of the Portfolio Trust, is the same as the investment objective of the Fund. The Portfolio seeks to achieve its investment objective through investments limited to the types of securities in which the Fund is authorized to invest. The investment restrictions or policies of the Portfolio are such that the Portfolio may not invest in any security or engage in any transaction which would not be permitted by the investment restrictions and policies of the Fund if the Fund were to invest directly in such a security or engage directly in such a transaction.

The investment objective of the Portfolio is not a fundamental policy. The approval of the Portfolio's investors (i.e., the Fund and other holders of interests in the Portfolio) would be required to change any of its fundamental investment policies or restrictions; however, any change in non-fundamental investment policies or restrictions would not require such approval. The Fund would be able to withdraw its investment in the Portfolio at any time if the Trustees determine, without shareholder approval, that it is in the best interests of the Fund to do so (including if as a result of the changes, the Fund's or the Portfolio's investment objectives, policies or restrictions were no longer substantially the same). Upon any such withdrawal, the Trustees would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retention of an investment adviser to manage directly the Fund's assets in accordance with its investment objective (as is presently the case).

The Portfolio has its own Board of Trustees, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio (the "Independent Trustees"). The Trustees of the Portfolio Trust are identical to the present Trustees of the Trust and are listed under Proposal 3(A) of this information statement.

                                   PROPOSAL 3
                  AUTHORIZATION TO VOTE AS A PORTFOLIO INVESTOR

The Majority Shareholders of the Fund authorized the Fund to vote on certain matters as the initial holder in the Portfolio. Such vote is expected to take place just after the Fund's investment in the Portfolio. Specifically, it is expected that the Portfolio will ask its holders to vote to:

(A)  Elect a Board of Trustees of the Portfolio Trust;
(B) Ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Portfolio; and

(C) Approve the investment advisory agreement between the Portfolio Trust, on behalf of the Portfolio, and its investment adviser, Deutsche Asset Management, Inc.

As authorized by the Majority Shareholders, the Trust, on behalf of the Fund, will cast its votes in favor of each of these proposals. At the present time it is anticipated that the Fund will initially own substantially all of the interests in the Portfolio.

                                  PROPOSAL 3(A)
             AUTHORIZATION TO ELECT TRUSTEES OF THE PORTFOLIO TRUST

As authorized by the Majority Shareholders, the Trust will vote FOR the election of the five nominees indicated below as Trustees of the Portfolio Trust. Each Trustee so elected will hold office for a term of unlimited duration until his successor is elected and qualified, as provided in the Portfolio Trust's declaration of trust. Please note that each nominee currently serves as a Trustee of both the Trust and the Portfolio Trust. Pursuant to the declaration of trust of the Portfolio Trust, the Trustees have the power to establish and alter the number and the terms of office of the Trustees (subject to certain removal procedures, including a vote by holders of interests), to appoint successor Trustees and to fill vacancies, including vacancies existing by reason of an increase in the number of Trustees, provided that always at least a requisite majority of the Trustees has been elected by the holders of interests. Generally, there will not be meetings of holders of interests of the Portfolio Trust for the purpose of electing Trustees.

The following table sets forth certain information about the Trustees:

------------------------------ ---------- ----------------------------------------------------------------------------
            Name                  Age                     Business Experience During Past Five Years
------------------------------ ---------- ----------------------------------------------------------------------------
Paul K. Freeman                48         Senior Research Scholar, International Institute for Applied Systems
                                          Analysis (since 1998); Chief Executive Officer, The Eric Group Inc.
                                          (environmental insurance) (1986-1998).
------------------------------ ---------- ----------------------------------------------------------------------------
Graham E. Jones                65         Senior Vice President, BGK Realty Inc. (since 1995); Financial Manager,
                                          Practice Management Systems (medical information services) (1988-95);
                                          Director, 12 closed-end funds managed by Morgan Stanley Asset Management;
                                          Trustee, 10 open-end mutual funds managed by Weiss, Peck & Greer; Trustee,
                                          6 open-end mutual funds managed by Sun Capital Advisers, Inc.
------------------------------ ---------- ----------------------------------------------------------------------------
Hugh G. Lynch                  61         Managing Director, International Investments, General Motors Investment
                                          Management Corporation (since September 1990).
------------------------------ ---------- ----------------------------------------------------------------------------
William N. Searcy              52         Pension & Savings Trust Officer, Sprint Corporation (telecommunications)
                                          (since 1989) ; Trustee, 6 open-end mutual funds managed by Sun Capital
                                          Advisers, Inc.
------------------------------ ---------- ----------------------------------------------------------------------------
Edward T. Tokar                51         Vice President-Investments, Allied Signal, Inc. (advanced technology and manufacturer) (since 1985).
------------------------------ ---------- ----------------------------------------------------------------------------

One meeting of the Portfolio Trust has been held since its formation on November 18, 1999. All of the trustees attended the meeting. Messrs. Freeman, Jones and Searcy are members of the Committee of Independent Trustees of the Portfolio Trust, which is chaired by Mr. Searcy. The Committee of Independent Trustees, among other things:

(1) serves as the liaison between the independent auditors and the Portfolio Trust's management to

      (i) review the arrangements for and scope of the annual audit and any special audits;
      (ii) discuss matters of concern relating to each series' financial statements, including any adjustments to such statements recommended by the accountants, or other results of said audit(s);
      (iii) consider the accountants' comments with respect to the Portfolio Trust's financial policies, procedures and internal accounting controls;
      (iv) review the form of opinion the accountants propose to render to the Portfolio Trust;
(2) considers the effect upon the Portfolio Trust of any changes in accounting principles or practices proposed by management or the accountants;

(3) reviews the audit and non-audit services provided to the Portfolio Trust by such accountants and the fees charged for such services;
(4) recommends to the full Board, accountants to be retained for the next fiscal year and, in connection therewith, to evaluate the independence of such accountants and assist the public accountants in preserving their independence;
(5)   oversees the Portfolio Trust's periodic reporting process;
(6)   reviews all material contracts for services entered into by the Portfolio;
(7) reports its activities to the full Board on a regular basis and makes such recommendations with respect to the above and other matters as the Committee of Independent Trustees may deem necessary or appropriate;
(8) reviews, if applicable, the valuations by a series' investment adviser of any security for which market quotations are not readily available; and
(9) nominates and elects those trustees of the Portfolio Trust who are not "interested persons" of the Portfolio Trust (as defined in the 1940 Act).

As of November 30, 1999, no officer or Trustee of either the Trust or the Portfolio Trust, individually or as a group, directly or indirectly owned beneficially more than 1% of the outstanding shares of the Fund or the Portfolio.

No fees have been paid by the Portfolio to date to the Trustees of the Portfolio Trust. The following table estimates the amount of compensation to be paid to the Portfolio Trust's Trustees by the Portfolio for the fiscal year ending October 31, 2000. In addition, each Trustee will be reimbursed for out-of-pocket expenses associated with attending Trustee meetings.

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                  Aggregate Compensation        Pension or Retirement       Total Compensation from
                                    from the Portfolio        Benefits Accrued as Part      Portfolio and Other Funds
       Name of Trustee                                          of Portfolio Expenses             in Complex
------------------------------- ---------------------------- ---------------------------- ----------------------------
Paul K. Freeman                 $22,000                      $0                           $41,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Graham E. Jones                  22,000                       0                            43,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Hugh G. Lynch                    17,000                       0                            37,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
William N. Searcy                22,000                       0                            44,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Edward T. Tokar                  19,000                       0                            37,000
------------------------------- ---------------------------- ---------------------------- ----------------------------


                                  PROPOSAL 3(B)
                    RATIFICATION OF SELECTION OF ACCOUNTANTS

On November 18, 1999, the Trustees of the Portfolio Trust, including a majority of the Independent Trustees, selected PricewaterhouseCoopers LLP, as independent accountants for the fiscal year ending October 31, 2000. The employment of such auditors is expressly conditioned upon the right of the Portfolio by the "vote of a majority of the outstanding voting securities"
(as defined above) of the Portfolio at any meeting called for the purpose to terminate such employment without any penalty. The selection was made pursuant to the provisions of Section 32(a) of the 1940 Act, and is subject to ratification or rejection by the holders of interests in the Portfolio. PricewaterhouseCoopers LLP currently serves as the independent accountants of the Fund. The Fund has been informed that no member of PricewaterhouseCoopers LLP has any direct or material indirect interest in the Fund or the Portfolio.

The Portfolio Trust's independent accountants provide customary professional services in connection with the audit function for a management investment company such as the Portfolio Trust, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the holders of interests in the Portfolio Trust, opinions on the financial statements and other data included in the Portfolio's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Portfolio Trust's registration statement, and preparation of the Portfolio's federal and state income tax returns.

As authorized by the Majority Shareholders, the Trust will vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 2000.

                                  PROPOSAL 3(C)
                  APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT
          BETWEEN THE PORTFOLIO TRUST, ON BEHALF OF THE PORTFOLIO, AND
                         DEUTSCHE ASSET MANAGEMENT, INC.

As authorized by the Majority Shareholders, the Trust will vote FOR the approval of the investment advisory agreement between the Portfolio Trust, on behalf of the Portfolio, and Deutsche Asset Management, Inc.

Effective upon the Fund's conversion to a master-feeder structure, Deutsche Asset Management, Inc. ("DAMI" or the "Adviser"), 855 Third Avenue, New York, New York, 10022, is expected to serve as investment adviser to the Portfolio pursuant to an investment advisory agreement between the Adviser and the Portfolio Trust to manage the Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. Pursuant to Proposal 1, DAMI will also serve as investment adviser to the Fund immediately prior to its conversion to the master-feeder structure. See Proposal 1 for information concerning the ownership and control of DAMI.

At a meeting held on November 18, 1999, the Trustees, including a majority of the Independent Trustees, approved the Portfolio's advisory agreement. In recommending that the shareholders of the Fund authorize the Fund to approve the Portfolio's advisory agreement, the Trustees considered and evaluated, among other things, the staff and professional personnel of the Adviser, comparative fees charged to other investment companies by other investment advisers; comparative performance results; and expense ratio data comparing the Fund (as the equivalent of the Portfolio for this purpose) with other investment companies of similar size and with similar investment objectives. The Trustees conducted a review of the various documents, reports and other materials submitted to them by the Adviser, information that they were familiar with as Trustees, and information obtained from independent sources such as Lipper, Inc.

TERMS OF THE ADVISORY AGREEMENT BETWEEN DAMI AND THE PORTFOLIO TRUST

As described in Proposal 2, once the Fund converts to the master-feeder structure by investing its assets in the Portfolio, the Fund would no longer directly require investment advisory services. For this reason, upon conversion to the master-feeder structure, the Fund will terminate its investment advisory agreement with the Adviser. The investment advisory function will then be performed by the Adviser under an investment advisory agreement with the Portfolio Trust. The terms of the Portfolio's advisory agreement are substantially identical to the terms of the Proposed Advisory Agreement (described in Proposal 1), except for the parties (the Portfolio is substituted for the Fund and the Portfolio Trust is substituted for the Trust), the date of execution and the initial term. See Proposal 1 for a description of the terms of the Proposed Advisory Agreement. Pursuant to the Portfolio's advisory agreement, the Adviser will be paid a fee at the same rate and calculated in the same manner as the fee which will be paid by the Fund immediately prior to its conversion to the master-feeder structure under the Proposed Advisory Agreement. The approval by the Fund shareholders of this proposal did not result in an increase in the rate at which the advisory fee will be indirectly borne by the Fund after the proposed conversion to the master-feeder structure.

Upon exchange of its Investable Assets for interests in the Portfolio, the Fund will retain the services of DAMI under an administration agreement. Under the administration agreement, DAMI will provide the Fund with general office facilities and supervise the overall administration of the Fund. For these services, DAMI receives compensation at a rate equal on an annual basis to 0.30% of the Fund's average daily net assets.

EXPENSES

The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not assumed by DAMI under the advisory agreement with the Portfolio or the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; and expenses of notices and reports to interest-holders. The Fund will pay fees and disbursements of the Fund's transfer agent and dividend disbursing agent or registrar, shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders. Each of the Fund and Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser in an equitable manner, primarily on the basis of relative net asset values. For the fiscal year ended October 31, 1999, expenses borne by the Fund amounted to $402,815 which represented 0.90% of the Fund's average daily net assets.

                               RELATED INFORMATION

AFFILIATED BROKER TRANSACTIONS

The brokerage commissions paid by the Fund for the fiscal year ended October 31, 1999 were $176,478. During the fiscal year ended October 31, 1999, the Fund paid $1,666 to Bankers Trust, an affiliated broker. This amount equaled less than 1% of the Fund's aggregate brokerage commissions during the period.

SOFT DOLLARS

Pursuant to the Proposed Advisory Agreement, the Adviser will select broker-dealers in accordance with guidelines established by the Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Adviser may also, subject to periodic review by the Trustees, cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that charged by another broker-dealer for effecting the same transaction. In paying the higher commission, the Adviser must determine in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information used by the Adviser is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. The Trustees periodically review the commissions paid by the Fund to consider whether the commissions paid appear to be reasonable in relation to the benefits inuring to the Fund. Certain of the supplemental research or services received may primarily benefit one or more other investment companies or other accounts of the Adviser for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of research or other services received as a result of portfolio transactions effected for such other account or investment company. During the period ended September 30, 1999, the Adviser paid $7,988 in brokerage commissions for research services for the Fund.

SHAREHOLDER PROPOSALS

The Portfolio Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit a proposal to be considered for presentation at the next meeting of shareholders should send their written proposals to DP Trust, One South Street, Baltimore, MD 21202,
Attention: Daniel O. Hirsch, so that they are received within a reasonable time before any such meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                           By Order of the Board of Trustees


                                           /s/ Daniel O. Hirsch
                                           Daniel O. Hirsch
                                           Secretary

Baltimore, Maryland
December 3, 1999

                                    EXHIBIT A

                     FORM OF INVESTMENT MANAGEMENT AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of __________ by and between MORGAN GRENFELL INVESTMENT TRUST, a Delaware business trust (herein called the "Trust") and DEUTSCHE ASSET MANAGEMENT, INC. (herein called the "Investment Adviser").

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940;

         WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be created in the future (each, a "Fund") as listed on Exhibit A hereto, and the Investment Adviser is willing to so render such services on the terms hereinafter set forth;

         NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

         In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. APPOINTMENT. The Trust hereby appoints the Investment Adviser to act as investment adviser to each Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. MANAGEMENT. Subject to the supervision of the Board of Trustees of the Trust, the Investment Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Investment Adviser will provide the services rendered by it hereunder in accordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional information (or the Fund's then current registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") and the then-current offering memorandum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The Investment Adviser further agrees that it:

                  (a) will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933 Act; as amended, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"); and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries;

                  (b) will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion; and

                  (c) will maintain books and records with respect to the securities transactions of each Fund and will render to the Trust's Board of Trustees such periodic and special reports as the Board may request.

         3. SERVICES NOT EXCLUSIVE. The investment advisory services rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

         4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon request of the Trust. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31 a-2 under the 1940 Act the records required to be maintained by Rule 31 a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

         5. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing securities (including brokerage commissions, if any) for the Fund.

         6. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser, and the Investment Adviser will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Exhibit A hereto of that Fund's average daily net assets.

         7. LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER: INDEMNIFICATION.

                  (a) The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

                  (b) Subject to the exceptions and limitations contained in
Section 7(c) below:

                        (i) the Investment Adviser (hereinafter referred to as a "Covered Person") shall be indemnified by the respective Fund to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been the Investment Adviser of the Fund, and against amounts paid or incurred by him in the settlement thereof;

                        (ii) the words "claim," "action," "suit," or
"proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  (c) No indemnification shall be provided hereunder to a Covered Person:

                        (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or to one or more Funds' investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

                        (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (A) by the court or other body approving the
settlement;

or

                           (B) by at least a majority of those Trustees who
are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                           (C) by written opinion of independent legal
counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

                   (d) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

                   (e) Expenses in connection with the preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 may be paid by the Trust on behalf of the respective Fund from time to time prior to final disposition thereto upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust on behalf of the respective Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking or (ii) the Trust shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts as opposed to a trial-type inquiry or full investigation, that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

         8. DURATION AND TERMINATION. This Agreement shall be effective as to a Fund as of the date the Fund commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to that Fund and the Investor(s) in the Fund in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to such Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by Vote of a Majority of the Outstanding Voting Securities of the Trust; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust, by Vote of a Majority of the Outstanding Voting Securities of the Trust on 60 days' written notice to the Investment Adviser, or by the Investment Adviser as to the Trust at any time, without payment of any penalty, on 90 days' written notice to the Trust. This Agreement will immediately terminate in the event of its assignment (as used in this Agreement, the terms "Vote of a Majority of the Outstanding Voting Securities," "Interested Person" and "Assignment' shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

         9. AMENDMENT OF THIS AGREEMENT. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

         10. REPRESENTATIONS AND WARRANTIES. The Investment Adviser hereby represents and warrants as follows:

                   (a) The Investment Adviser is registered as an investment adviser under the Advisers Act:

                   (b) The Investment Adviser has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement;

                   (c) This Agreement is legal, valid and binding, and enforceable in accordance with its terms; and

                   (d) The performance by the Investment Adviser of its obligations under this Agreement does not conflict with any law to which it is subject.

          11. COVENANTS. The Investment Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

                   (a) The Investment Adviser shall remain registered under, the registration provisions of the Advisers Act; and

                   (b) The performance by the Investment Adviser of its obligations under this Agreement shall not conflict with any law to which it is then subject.

         12. NOTICES. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (a) to the Investment Adviser, 885 Third Avenue, New York, New York 10022, or (b) to the Trust, c/o Deutsche Asset Management Inc., One South Street, Baltimore, Maryland 21202.

         13. WAIVER. With full knowledge of the circumstances and the effect of its action, the Investment Adviser hereby waives any and all rights which it may acquire in the future against the property of any investor in a Fund, other than shares in that Fund, which arise out of any action or inaction of the Trust under this Agreement.

         14. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the state of New York, without reference to principles of conflicts of law. The Trust is organized under the laws of Delaware pursuant to a Declaration of Trust dated September 13, 1993. No Trustee, officer or employee of the Trust shall be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                   MORGAN GRENFELL INVESTMENT
                                   TRUST, on behalf of European
                                   Equity Growth Fund



                                   By:
                                      ----------------------------
                                      Name:  Daniel O. Hirsch
                                      Title:  Secretary



                                   DEUTSCHE ASSET MANAGEMENT, INC.


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:

                                    EXHIBIT A

                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                         MADE AS OF ____________________
                                     BETWEEN
               MORGAN GRENFELL INVESTMENT TRUST AND DEUTSCHE ASSET
                                MANAGEMENT, INC.

Fund                                               Investment Advisory Fee
----                                               ----------------------
European Equity Growth Fund                            0.70%

                                    EXHIBIT B

                              OFFICERS OF THE TRUST


The officers of the Trust who are also directors, officers or employees of the Adviser are listed below. The address of each such person is c/o Deutsche Asset Management, Inc., 885 Third Avenue, New York, New York, 10022.

---------------------------------------- -------------------------------------- --------------------------------------
                 Name                           Position with the Trust               Position with the Adviser
---------------------------------------- -------------------------------------- --------------------------------------
David W. Baldt                           Vice President                         Executive Vice President and Director
---------------------------------------- -------------------------------------- --------------------------------------
James Grifo                              Vice President                         Executive Vice President and Director
---------------------------------------- -------------------------------------- --------------------------------------
Neil P. Jenkins                          Vice President                         Director
---------------------------------------- -------------------------------------- --------------------------------------
Amy M. Olmert                            Treasurer, Chief Financial Officer     Vice President
---------------------------------------- -------------------------------------- --------------------------------------
Daniel O. Hirsch                         Secretary                              Principal
---------------------------------------- -------------------------------------- --------------------------------------

                                    EXHIBIT C

     DIRECTORS AND CHIEF EXECUTIVE OFFICER OF DEUTSCHE ASSET MANAGEMENT INC.

Except as otherwise indicated, the business address of the individuals named below is 885 Third Avenue, 32nd Floor, New York, NY 10022 and their positions at Deutsche Asset Management, Inc. constitute their principal occupation.

---------------------------------------- ---------------------------------------------------------
           NAME AND ADDRESS                              PRINCIPAL OCCUPATION
---------------------------------------- ---------------------------------------------------------
Richard Marin                            Director and Chairman of the Board, Deutsche Asset
280 Park Avenue                          Management, Inc.; Managing Director, Bankers Trust
New York, NY  10017                      Company
---------------------------------------- ---------------------------------------------------------
David W. Baldt                           Director, Deutsche Asset Management, Inc.
---------------------------------------- ---------------------------------------------------------
Audrey Mary Theresa Jones                Director, Deutsche Asset Management, Inc.
---------------------------------------- ---------------------------------------------------------
Steven Schneider                         Director, Deutsche Asset Management, Inc.; Managing
280 Park Avenue                          Director, Bankers Trust Company
New York, NY  10017
---------------------------------------- ---------------------------------------------------------
Josh Weinreich                           Director and President, Deutsche Asset Management, Inc.
280 Park Avenue                          Managing Director, Bankers Trust Company
New York, NY  10017
---------------------------------------- ---------------------------------------------------------